Exhibit 10.25

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE BORROWER HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE BORROWER AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUBORDINATED NOTE

May 14, 2012

FOR VALUE RECEIVED, Windsor Permian LLC, a Delaware limited liability company (“Borrower”), hereby promises to pay Lambda Investors LLC, a Delaware limited liability company (such company and its successors and assigns, the “Lender”), the sum of (a) the aggregate amount up to twenty-five million dollars ($25,000,000) of any and all loans (each, an “Advance,” collective, the “Loan”) advanced from time to time by the Lender to the Borrower hereunder in the Lender’s sole and absolute discretion, as evidenced by the inscriptions made on the Schedule 1 attached hereto, or, at the Lender’s option, in the records of the Lender and (b) all interest thereon computed and payable in the manner set forth below, including, without limitation, interest payments paid in kin d and included in the Loan balance as provided herein (“Interest”). The unpaid principal balance of, and all accrued Interest on, this Note, unless sooner paid, shall be due and payable in full on January 31, 2015 or on such earlier date as provided herein (“Maturity Date”).

The interest rate applicable at any time to the outstanding balance of the Note is herein referred to as the “Borrowing Rate.” From the date of this Note until Maturity Date, the outstanding principal balance of this Note shall bear interest at the Borrowing Rate equal to LIBOR plus .28 percent (LIBOR + .28%) or 8% per annum, whichever is lower. All interest on this Note shall be computed on the actual number of days elapsed over a 360 day year. For purposes of this Note, LIBOR shall be the 90 day London Interbank Offered Rate, determined as of April 1, 2012 for the period through June 30, 2012, and determined every 3 months thereafter for each subsequent 3 month period that the Note remains outstanding.

Payments of interest on this Note shall be paid in kind by increasing the outstanding balance of the Note to reflect the interest payments that are due with each payment amount of interest deemed to be an Advance which shall constitute part of the Loan, and which will, from and after the date of such Advance, accrue interest in accordance with the terms of this Note. Interest is due and payable in kind quarterly in arrears beginning on July 1, 2012 and the first business day of each calendar quarter thereafter.

Payments of principal on this Note are to be made in lawful money of the United States of America at the office of the Lender or at such other time and place as the Lender shall have designated by written notice to the Borrower.

The Borrower may prepay this Note, in whole or part, at any time without penalty. The Note is subject to mandatory prepayment upon the closing of an initial public offering of shares of common stock of Diamondback Energy, Inc.

The Borrower and the Lender agree that the indebtedness evidenced by this Note is subordinate in right of payment, to the extent and in the manner provided in this paragraph, to the prior payment in full of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt. “Senior Debt” means any indebtedness to each of the Lenders under the terms of the Credit Agreement dated October 15, 2010 among Borrower and Wells Fargo Bank, N.A., as Administrative Agent, as amended to date or as further amended pursuant to any subsequent amendment. Upon any distribution to creditors of the Borrower in a liquidation or dissolution of the Borrower or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrower or its property, (1) holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment in full on the Senior Debt before the Lender shall be entitled to receive any payment of principal of or interest on this Note and (2) until the Senior Debt is paid in full in cash (including the repayment of all principal, interest, fees, letters of credit and any other amounts owing under the Senior Debt), any distribution to which the Lender would be entitled but for this paragraph shall be made to holders of Senior Debt as their interests may appear. The Borrower may not pay principal of or interest on this Note and may not acquire this Note for cash or property other than capital stock of the Borrower if a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and if a distribution is made to the Lender that because of this paragraph should not have been made to it, the Lender who receives the distribution shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear. After all Senior Debt is paid in full in cash (including the repayment of all principal, interest, fees, letters of credit and any other amounts owing under the Senior Debt) and until this Note is paid in full, the Lender shall be subrogated to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt. Nothing in this paragraph shall impair, as between the Borrower and the Lender, the obligation of the Borrower, which is absolute and unconditional, to pay principal of and interest on this Note in accordance with its terms, except to the extent limited by applicable laws governing insolvency, bankruptcy, reorganization, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting the rights of creditors generally, general equity principles of equity and applicable laws.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

The failure of Lender to exercise any of its rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of Lender following any default hereunder or under any of the instruments referred to herein shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in the payment of all installments of interest and principal on this Note and the performance of the Borrower’s other obligations hereunder.

The Borrower represents and warrants as follows: (a) the Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) the execution, delivery and performance by the Borrower of this Note are within the Borrower’s powers, have been duly authorized by all necessary action, and (c) the Note constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

No amendment of this Note or waiver of any provision hereunder shall be effective except pursuant to a written amendment, signed by Lender that expressly states that it is intended to amend this Note or waive a right hereunder.

This Note shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflicts of law principles thereof, and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, personal or legal representatives and permitted assigns.

THE UNDERSIGNED IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE SHALL BE LITIGATED IN COURTS HAVING LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK, STATE OF NEW YORK. THE UNDERSIGNED HEREBY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN SUCH JURISDICTION AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE UNDERSIGNED AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO THE UNDERSIGNED AT THE LAST KNOWN ADDRESS OF THE UNDERSIGNED AS SHOWN IN THE RECORDS OF THE LENDER OR IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered on the date first above written.

WINDSOR PERMIAN LLC

By:	/s/ Steven E. West
Name: Title:	Steven E. West VP

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